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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               DECEMBER 29, 2000



                               LEADINGSIDE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-21860              06-1232140
(State or other jurisdiction    (Commission File       (IRS Employer
     of incorporation)              Number)          Identification No.)


                ONE CANAL PARK, CAMBRIDGE, MASSACHUSETTS  02141
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (617) 621-0820

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ITEM 5.  OTHER EVENTS
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LeadingSide, Inc. has been informed by Nasdaq that its common stock was delisted from the Nasdaq Stock Market effective at the opening of business on December
29, 2000. The delisting decision was based on Nasdaq's determination that LeadingSide was not in compliance with certain requirements for continued listing.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 2000     LEADINGSIDE, INC.


                               By:  /s/ Michael Gonnerman
                                  ---------------------------------
                                  Michael Gonnerman
                                  Vice President and Chief Financial Officer

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